UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021

Desktop Metal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

63 Third Avenue Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

(978) 224-1244

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Acting Chief Accountant and Acting Director of the Division of Corporation Finance of the Securities and Exchange Commission (the “SEC”) released the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (the “Staff Statement”). The Staff Statement sets forth the conclusion of the SEC’s Office of the Chief Accountant that certain provisions included in the warrant agreements entered into by many special purpose acquisition companies require such warrants to be accounted for as liabilities measured at fair value, rather than as equity securities, with changes in fair value during each financial reporting period reported in earnings.

On May 14, 2021, the Audit Committee of the Board of Directors of Desktop Metal, Inc. (formerly known as Trine Acquisition Corp.) (the “Company”), in response to the Staff Statement, and after discussion with its independent registered public accounting firm, Deloitte & Touche LLP, its valuation firm and its legal advisors, concluded that the Company’s previously issued audited financial statements for the year ended December 31, 2020 ( the “Affected Period”) and independent registered public accounting firm’s report thereon, should be restated to reflect the impact of the guidance in the Staff Statement and accordingly, should no longer be relied upon. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results for the Affected Period should no longer be relied upon.

As a result of the SEC Statement, the Company reevaluated the accounting treatment of the warrants assumed in the business combination with Trine on December 9, 2020 which were recorded in equity in the Company’s consolidated balance sheet. The Company concluded that the private placement warrants do not meet the conditions to be classified within equity under the SEC Statement and should be presented as a liability. The Company has discussed this approach with its independent registered public accounting firm and intends to file, as soon as practicable, an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 15, 2021 and amended on April 30, 2021 (the “Amended 10-K”) reflecting this reclassification of the warrants for the Affected Period. The adjustments to the financial statement items for the Affected Period will be set forth through expanded disclosure in the financial statements included in the Amended 10-K, including further describing the restatement and its impact on previously reported amounts.

The Company’s management is also in the process of assessing the effectiveness of the Company’s internal control over financial reporting and its disclosure controls and procedures and will report its conclusions in the Amended 10-K.

The Company's prior accounting for the private placement warrants as components of equity instead of as derivative liabilities did not have any effect on the Company's previously reported revenue, operating expenses, cash flows, cash, or common shares outstanding. During the three months ending March 31, 2021, all of the private placement warrants were exercised and classified in equity. At March 31, 2021 there were no private placement warrants outstanding and there was no remaining warrant liability on the Company’s consolidated balance sheet.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this communication, including, but not limited to, statements regarding the timing of filing of the Amended 10-K and its content are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this communication are only predictions. The Company has based these forward-looking statements on current information and management’s current expectations and beliefs. These forward-looking statements speak only as of the date of this communication and are subject to a number of risks and uncertainties, including, without limitation, the Company’s ability to timely prepare and restate the financial statements for the Affected Periods and obtain the review and consent of its independent auditors. For additional information about other risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements in this communication, and of the Company’s business, financial condition, results of operations and prospects generally, please refer to the Company’s reports filed with the Securities Exchange Commission (“SEC”), including without limitation the “Risk Factors” and other information included in the Company’s Annual Report on Form 10-Q filed with the SEC on March 15, 2021 and amended on April 30, 2021, as well as such other reports as the Company has filed or may file with the SEC from time to time. The forward-looking statements included in this communication are made as of the date hereof. Except as required by applicable law, the Company will not update any forward-looking statements to reflect new information, future events, changed circumstances or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Desktop Metal, Inc.

Date: May 14, 2021	By:	/s/ Meg Broderick
	Name:	Meg Broderick
	Title:	General Counsel and Secretary